Financial Instruments and Risk Management - Non Designated Derivative Financial Instruments (Details) - Non-Designated Derivative Financial Instruments - At fair value - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Financial Instruments and Risk Management
Fair value outstanding, beginning of year	$ (98)	$ (121)
Cash settlements - paid during the year	220	178
Changes in fair value recognized in earnings during the year	(187)	(155)
Fair value outstanding, end of year	$ (65)	$ (98)